                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2001


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    SINGAPORE
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      0-23354                                                 NOT APPLICABLE
----------------------                                       -------------------
    (Commission                                                 (IRS Employer
   File Number)                                              Identification No.)


11 UBI ROAD 1, #07-01/02, MEIBAN INDUSTRIAL BUILDING, SINGAPORE       408723
---------------------------------------------------------------    -------------
         (Address of Principal Executive Offices)                    (Zip Code)


                                  (65) 844-3366
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER EVENTS.

     On February 1, 2001, Flextronics International Ltd. entered into an underwriting agreement providing for the public offering of 27,000,000 of its ordinary shares at a public offering price of $37.9375 per share. Flextronics has granted the underwriters of the public offering an option, exercisable for 30 days after the offering, to purchase up to an additional 4,050,000 shares to cover over-allotments, if any. The underwriting agreement is included as Exhibit
1.01 to this current report on Form 8-K. The prospectus supplement, dated February 1, 2001, and related prospectus, dated October 6, 2000, related to this public offering are included as Exhibit 99.01 to this current report on Form 8-K.

     In addition, on January 26, 2001, Flextronics announced that it had entered into a non-binding memorandum of understanding with Ericsson in which it was selected to manage the operations of Ericsson's mobile phone business. Under this memorandum of understanding, Flextronics is to provide a substantial portion of Ericsson's mobile phone requirements and will be assuming responsibility for product assembly, new product prototyping, supply chain management and logistics management. In this new relationship, Flextronics will use facilities currently owned by Ericsson, and will also manufacture at Flextronics' facilities in China and Malaysia. Information concerning this strategic relationship and related risks is presented in the prospectus supplement and related prospectus included as Exhibit 99.01 to this current report on Form 8-K.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.
               --------

     The following exhibits are filed herewith:


EXHIBIT NO.                           EXHIBIT TITLE
-----------                           -------------
   1.01*       Underwriting agreement, dated February 1, 2001, by and among
               Flextronics International Ltd., Banc of America Securities LLC,
               Goldman, Sachs & Co., Salomon Smith Barney Inc., Thomas Weisel
               Partners LLC, Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown
               Inc., Lehman Brothers Inc. and Robertson Stephens, Inc.

  99.01 Prospectus supplement, dated February 1, 2001, and related prospectus, dated October 6, 2000.

* To be filed by amendment.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FLEXTRONICS INTERNATIONAL LTD.




Date: February 1, 2001                 By: /s/  Robert R.B. Dykes
                                           -------------------------------------
                                           Robert R. B. Dykes
                                           President, Systems Group and
                                           Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                           EXHIBIT TITLE
-----------                           -------------
   1.01*       Underwriting agreement, dated February 1, 2001, by and among
               Flextronics International Ltd., Banc of America Securities LLC,
               Goldman, Sachs & Co., Salomon Smith Barney Inc., Thomas Weisel
               Partners LLC, Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown
               Inc., Lehman Brothers Inc. and Robertson Stephens, Inc.

  99.01 Prospectus supplement, dated February 1, 2001, and related prospectus, dated October 6, 2000.

* To be filed by amendment.


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